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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8 - K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): JULY 25, 1997



                              ELECTRONIC ARTS INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



            0-17984                                   94-2838567
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   (Commission File Number)                 (IRS Employer Identification No.)



1450 FASHION ISLAND BOULEVARD, SAN MATEO, CALIFORNIA                 94404
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      (Address of Principal Executive Offices)                     (Zip Code)



                                 (650) 571-7171
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




This report on Form 8-K consists of 5 sequentially numbered pages. The exhibit index is located at sequentially numbered page 5.

                                                              Page 1 of 5 Pages


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 25, 1997, Electronic Arts Inc., a Delaware corporation ("Electronic Arts"), acquired control of Maxis, Inc., a Delaware corporation ("Maxis"), pursuant to the merger ("Merger") of Electronic Arts' wholly-owned subsidiary, Village Acquisition Corporation, a Delaware corporation ("Merger Sub"), into Maxis. The Merger was effected pursuant to an Agreement and Plan of Reorganization dated as of June 4, 1997 ("Plan of Reorganization") by and among Electronic Arts, Merger Sub and Maxis. The Merger was accounted for as a "pooling of interests" transaction for accounting purposes and was structured to be a "tax-free" reorganization for federal income tax purposes. The directors and executive officers of Electronic Arts were not changed as a result of the Merger. Prior to the Merger, Maxis was in the business of developing, publishing and distributing consumer software for personal computers, offering products in the entertainment, learning and personal creativity categories. Now that the Merger has been consummated, Maxis is expected to continue its historical business.

                  Pursuant to the terms of the Plan of Reorganization, each share of Maxis Common Stock, $0.0001 par value ("Maxis Common Stock"), issued and outstanding immediately prior to the effective time of the Merger was exchanged for 0.3644 (the "Exchange Ratio") shares of Electronic Arts' Common Stock, $0.01 par value ("Electronic Arts' Common Stock"). No fractional shares of Electronic Arts' Common Stock were issued by virtue of the Merger, but in lieu thereof each holder of Maxis Common Stock who would otherwise be entitled to receive a fraction of a share of Electronic Arts' Common Stock, after aggregating all shares of Electronic Arts' Common Stock to be received by such holder, will have received from Electronic Arts an amount of cash (rounded to the nearest whole cent) equal to the product of such fraction, multiplied by the average closing price of one share of Electronic Arts' Common Stock for the five
(5) most recent days that Electronic Arts' Common Stock has traded ending on the trading day immediately prior to the Effective Time, as reported on the Nasdaq National Market.

                  At the Effective Time, as defined in the Plan Reorganization, each outstanding option to purchase shares of Maxis Common Stock (each a "Maxis Option") under the Maxis 1993 Stock Option Plan or the Maxis 1995 Stock Option Plan (each a "Maxis Option Plan"), whether or not exercisable, was assumed by Electronic Arts and will continue to have, and be subject to, the same terms and conditions set forth in the applicable Maxis Option Plan immediately prior to the Effective Time and the Stock Option Agreement by which it is evidenced, except that (i) each Maxis Option was exercisable (or will become exercisable in accordance with its terms) for that number of whole shares (and no fractional shares) of Electronic Arts' Common Stock equal to the product of the number of shares of Maxis Common Stock that were issuable upon exercise of such Maxis Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Electronic Arts' Common Stock, and (ii) the per share exercise price for the shares of Electronic Arts' Common Stock issuable upon exercise of such assumed Maxis Option will be equal to the quotient determined by dividing the exercise price per share of Maxis Common Stock at which such Maxis Option was exercisable immediately prior

                                                                    Page 2 or 5


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to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. In addition, Electronic Arts assumed the Maxis 1995 Stock Plan.

                  Pursuant to these exchange ratios, in the Merger a total of 4,108,804 shares of Electronic Arts' Common Stock were issued in exchange for all the issued and outstanding shares of Maxis' capital stock, options to purchase a total of 374,604 shares of Electronic Arts' Common Stock were assumed by Electronic Arts in exchange for all issued and outstanding Maxis Options, and 310,764 shares of Electronic Arts' Common Stock were reserved for issuance pursuant to the Maxis 1995 Stock Option Plan.

                  The Exchange Ratio was determined on the basis of, among other things (i) a comparison of certain financial and stock market information for Electronic Arts and certain financial information for Maxis with similar types of information for certain other companies in businesses similar to those of Electronic Arts and Maxis; and (ii) discussions between senior management of Electronic Arts and Maxis regarding the business and prospects of their respective companies.

                  The shares of Electronic Arts' Common Stock received by the former Maxis stockholders have been registered under the Securities Act of 1933, as amended.

                  Each person determined by Maxis to be an "affiliate" of Maxis within the meaning of Rule 145 promulgated under the Securities Act, has executed an agreement that, among other things, restricts sales, transfers and other dispositions of both securities of Maxis held by such person and the Electronic Arts Common Stock received by such person in connection with the Merger in order to comply with the requirements of certain federal securities laws and to help ensure that the Merger will be treated as a pooling of interests for accounting purposes.

                  Each of Jeffrey B. Braun (the Chairman of the Board of Directors of Maxis) and William R. Wright (the Chief Technical Designer and a director of Maxis) have entered into agreements, in connection with the Merger, amending their current Employment Agreements with Maxis whereby, as of the Effective Date, such persons will become employees of Electronic Arts. Mr. Braun and Mr. Wright have also entered into Noncompetition and Nonsolicitation Agreements with Electronic Arts, restricting them for a period of two years from the Effective Date from carrying on or engaging in certain business activities.

                                                                    Page 3 of 5


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Electronic Arts has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELECTRONIC ARTS INC.



Date:  August 5, 1997                  By  /s/ Ruth A. Kennedy
                                         --------------------------------------
                                         Ruth A. Kennedy
                                         Senior Vice President, General Counsel
                                         and Secretary

                                                                    Page 4 of 5

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                                INDEX TO EXHIBITS


    Exhibit
     Number                                         Description of Exhibit

    2.01  Form S-4 filed on June 25, 1997.(1)

    2.02  Agreement and Plan of Reorganization dated as of June 4, 1997 by and among Electronic
          Arts, Merger Sub and Maxis.(1)

    2.03  Form of Certificate of Merger of Village Acquisition Corporation into Maxis, Inc.(1)

   10.39  Maxis, Inc. 1993 Stock Option Plan and related agreement.(1)

   10.40  Maxis, Inc. 1995 Stock Option Plan and related agreements.(1)

   99.01  Maxis Employment Agreement Amendment dated June 4, 1997 by and between Registrant and
          Jeffrey B. Braun.(1)

   99.02  Maxis Employment Agreement Amendment dated June 4, 1997 by and between Registrant and
          William R. Wright.(1)

   99.03  Noncompetition and Nonsolicitation Agreement dated June 4, 1997 by and between
          Registrant and Jeffrey B. Braun.(1)

   99.04  Noncompetition and Nonsolicitation Agreement dated June 4, 1997 by and between
          Registrant and William R. Wright.(1)



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(1)      Previously filed with Form S-4 filed on June 25, 1997.

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